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                                                                Exhibit 10.6.c

                               GENERAL GUARANTEE
                          (Individual or Partnership)


                                                                December 1, 1993


        FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by THE BANK OF NEW YORK (hereinafter referred to as the "Bank") to or for the account of Manchester Equipment Co., Inc. of 50 Marcus Blvd., Hauppauge, New York 11788 (hereinafter referred to as the "Borrower") from time to time and at any time and for other good and valuable consideration and to induce the Bank, in its discretion, to make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as the Bank may deem advisable, the undersigned (jointly and severally, if more than one guarantor, absolutely and unconditionally guarantee to the Bank, its successors, endorsees and assigns, the prompt payment when due of all present and future obligations and liabilities of any and all kinds of the Borrower to the Bank and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Borrower or one or more parties and the Borrower is or may become liable to the Bank, whether incurred by the Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and howsoever or whenever acquired by the Bank (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral.

        The undersigned hereby assents that the Bank may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange, release, substitute or surrender any collateral for, renew or extend any of the Obligations or increase the interest rate thereon, and may also make any agreement with the Borrower or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Bank and the Borrower or any such other party or person, without in any way impairing or affecting this guarantee.

        The undersigned hereby agrees that this guarantee shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any collateral for the Obligations, or by failure to exercise, delay in the exercising or waiver of, or forbearance with respect to, any right or remedy available to the Bank with respect to the Obligations.

        The undersigned hereby acknowledges that the undersigned has derived or expects to derive a financial or other advantage from each and every Obligation incurred by the Borrower to the Bank.

        The undersigned waives notice of the acceptance of this guarantee and of the making of any such loans or extensions of credit or the incurrence of any Obligation, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notice of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

        To secure the liabilities of the undersigned under this guarantee, the undersigned hereby grants to the Bank a security interest in and a lien upon any personal property of the undersigned or in which the undersigned may have an interest which is now or may at any time hereafter come into the possession or control of the Bank, or of any third party acting in its behalf, whether for the express purpose of being used by the Bank as collateral security or for safekeeping or for any other or different purpose including such personal property as may be in transit by mail or carrier for any purpose or covered or affected by any documents in the Bank's possession or control, or in the possession or control of any third party acting in its behalf. The undersigned hereby authorizes the Bank in its discretion, at any time, to appropriate and apply upon any of the liabilities of the undersigned under this guarantee any such property of the undersigned and to charge any of such liabilities against any balance of any account standing to the credit of the undersigned on the books of the Bank. To satisfy the liabilities of the undersigned under this guarantee, the Bank shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York at the date hereof and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without notice of intention to sell or of time or place of sale or of redemption or other notice or demand whatsoever to the undersigned, all of which are hereby expressly waived, and without advertisement, sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the said collateral upon which the Bank shall have a security interest and lien as aforesaid, and after deducting from the proceeds of sale or other disposition of the said collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds toward the payment of any of the liabilities of the undersigned under this guarantee in such order as the Bank shall elect, the undersigned remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, the undersigned hereby agrees that a notice sent at least two days before the time of any intended public sale or of the time after which any private sale or other disposition of the said collateral is to be made, shall be reasonable notice of such sale or other disposition.

        At any such sale or other disposition the Bank may itself purchase the whole or any part of the collateral sold, free from any right of redemption on the part of the undersigned, which right is hereby waived and released.

        The undersigned agrees that the aforementioned collateral secures, and further agrees to pay on demand, all expenses (including reasonable expenses for legal services of every kind and cost of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sale or collection of, or realization upon, any of the said collateral or in any way relating to the enforcement or protection of the rights of the Bank hereunder or with respect to any of the Obligations.

        This is a continuing guarantee and shall remain in full force and effect and be binding upon the undersigned, and the undersigned's personal representatives and assigns, until written notice of its revocation shall actually be received by the Bank at the office of the Bank at which the Borrower's account is maintained. No such revocation shall release the undersigned or effect in any manner the rights, remedies, powers, security interests and liens of the Bank under this guarantee with respect to any of the Obligations arising prior to actual receipt by the Bank of such written notice of revocation and any renewals or extensions thereof and any such revocation by one of the undersigned shall not affect the continuing liabilities hereunder of such of the undersigned as do not give such notice of revocation. If any of the present or future Obligations are guaranteed by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them, shall not discharge or affect the liabilities of the undersigned under this guarantee.

        This guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment of all or any part of any of the Obligations is rescinded or must be restored or returned by the Bank whether under any reorganization, bankruptcy or insolvency proceeding or otherwise.



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        This guarantee is a guarantee of payment and not of collection, and the
Bank shall be under no obligation to take any action against the Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein. The undersigned hereby waives any rights to interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among the Bank, the Borrower and/or the undersigned.
                            (SEE REVERSE SIDE)
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        The undersigned hereby waives any rights to be subrogated to the rights of the Bank with respect to the Obligations and the undersigned waives any right to and agrees that it will not institute or take any action against the Borrower seeking contribution, reimbursement or indemnification by the Borrower with respect to any payments made by the undersigned to the Bank hereunder.

        No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

        Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Bank at any time and from time to time.

        This guarantee embodies the entire agreement among the Bank and the undersigned with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

        The undersigned and the Bank waive the right to trial by jury in any action or proceeding based upon, arising out of or in any way connected to this guarantee or any of the transactions contemplated hereby.

        This guarantee shall be construed and interpreted in accordance with the laws of the State of New York. Unless the text otherwise requires, all terms used herein shall have the meanings specified in the Uniform Commercial Code as in effect in the State of New York at the date hereof. The undersigned submits to the jurisdiction of state and federal courts located in the City and State of New York in personam and agrees that all actions and proceedings relating directly or indirectly to this guarantee shall be litigated only in said courts or courts located elsewhere as the Bank may select and that such courts are convenient forums. The undersigned waives personal service upon it and consents to service of precess out of said courts by mailing a copy thereof to it by registered or certified mail.

        Nothing except cash payment in full of the Obligations shall release the undersigned or any of them from liability under this guarantee.

        If the undersigned is a partnership, the undersigned represents and warrants that the general partners of the partnership executing this guarantee are authorized and directed so to do on behalf of the undersigned and that the execution and delivery of this guarantee does not conflict with the terms of the undersigned's partnership agreement and all necessary and proper partnership action has been taken to execute and deliver this guarantee and all of the provisions hereof are legal, binding and valid obligations of the undersigned, enforceable against the undersigned in accordance with its terms.


        IN WITNESS THEREOF, this guarantee has been executed by the undersigned on this 1st day of DECEMBER, 1993.

NAME OF GUARANTOR  Barry Steinberg       ADDRESS OF GUARANTOR 7 W. Dosoris Lane
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SIGNATURE OF GUARANTOR /s/ B. Steinberg  Dix Hills, New York
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NAME OF GUARANTOR                        ADDRESS OF GUARANTOR
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SIGNATURE OF GUARANTOR
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STATE OF   NEW YORK
                         ss.
COUNTY OF  SUFFOLK

        On this 1st day of DECEMBER   , 1993, before me personally appeared

                    to me known, and known to me to be the individual(s) described in and who executed the foregoing instrument and that such individual(s) duly acknowledged to me that such individual(s) executed same.


                                           /s/ Sharon M. Siegel
                                           ------------------------------------
                                               NOTARY PUBLIC
                                               SHARON M. SIEGEL
                                               Notary Public, State of New York
                                               Suffolk County -- No. 4926304
                                               Commission Expires April 11, 1994

                            LIMITATION OF LIABILITY
    (The following provisions shall be effective only if executed by a duly authorized officer of the Bank)

        Notwithstanding the aggregate amount of the Obligations which may become due to the Bank from the Borrower at any time and from time to time, the liability of the guarantor under this guarantee shall be limited to the sum of
$             (hereinafter referred to as the "Maximum Amount"), plus such portion of the interest, legal expenses, insurance, taxes and other changes and expenses as are provided for in this guarantee and the instruments or other documents (if any) evidencing the Obligations of the Borrower as the Maximum Amount bears to the aggregate principal amount of all Obligations of the Borrower to the Bank at the time the Bank demands payment under this guarantee or resorts to the property of the guarantor in satisfaction of the guarantor's liabilities hereunder, whichever shall first occur. It is understood, however, that the Obligations of the Borrower to the Bank may at any time exceed the Maximum Amount without affecting the liabilities of the guarantor under this guarantee.